Number: 537215

                           COMPANY ACT

      CANADA
PROVINCE OF BRITISH COLUMBIA



                  CERTIFICATE OF INCORPORATION




                     I, Hereby Certify that

                     J.P.T. RESOURCES LTD.



           has this day been incorporated under the Company Act



                          Issued under my hand at Victoria, British Columbia
                                          on February 24, 1997



                                          JOHN S. POWELL
                                      Registrar of Companies







                               FORM 1
                            (SECTION 5)


                           COMPANY ACT
                           -----------


                           MEMORANDUM


I wish to be formed into a Company with limited liability under the Company Act in pursuance of this Memorandu.


1.  The name ofthe Company is J.P.T. RESOURCES LTD.

2. The authroized capital of the Company consists of 100,000,000 Common shares without par value.

3.  I agree to take the number of shares in the Company set opposite my name.


--------------------------------------------------------------------------------
FULL NAME, RESIDENT ADDRESS                                 NUMBER OF SHARES
& OCCUPATION OF SUBSCRIBER                                  TAKEN BY SUBSCRIBER
--------------------------------------------------------------------------------




/S/ Michael L. Seifert					    ONE (1) COMMON SHARE
---------------------------
MICHAEL L. SEIFERT
4480 Ross Crescent
West Vancouver, B.C.
Solicitor


TOTAL SHARES TAKEN:                                         ONE (1) COMMON SHARE



DATED at Vancouver, B.C. this 12th day of February, 1997.







                               ARTICLES OF

                           J.P.T. RESOURCES, LTD.

                            TABLE OF CONTENTS

PART         ARTICLE          SUBJECT

1            INTERPRETATION

             1.1              Definition
             1.2 and 1.3      Construction of Words
             1.4              Company Act Definitions Applicable
             1.5              Table A Inapplicable
             1.6              Interpreation Act Rules of Construction Apply

2            SHARES AND SHARE CERTIFICATES

             2.1              Member entitled to Certificate
             2.2              Replacement of Lost of Defaced Certificate
             2.3              Recognition of Trusts
             2.4              Execution of Certificates
             2.5              Assistance for Purchase of the Companys Shares or
                              Debt
                              Obligations
             2.6              Forms of Certificate
             2.7              Delivery to Joint Holders
             2.8              Warrants and Options to Purchase Shares

3            ISSUE OF SHARES

             3.1              Directors Authorized
             3.2              Commissions and Brokerage
             3.3              Conditions of Issue

4            REGISTERS

             4.1              Registers of Members, Transfers and Allotments
             4.2              Branch Registers of Members
             4.3              Closing of Register
             4.4              Register of Debentureholders

5            TRANSFER AND TRANSMISSION OF SHARES

             5.1              Transfer of Shares
             5.2              Execution of Instrument of Transfer
             5.3              Enquiry as to Title not Required
             5.4              Submission of Instruments of Transfer


PART         ARTICLE          SUBJECT

             5.5              Transfer Fee
             5.6              Personal Representative Recognized on Death
             5.7              Death or Bankruptcy
             5.8              Persons in Representative Capacity

6            ALTERATION OF CAPITAL

             6.1              Ordinary Resolution Required
             6.2              Other Capital Alterations
             6.3 Creation, Variation and Abrogation of Special Rights and Restrictions
             6.4              Consent of Class Required
             6.5              Articles Apply to New Capital
             6.6              Special Rights of Conversion

7            PURCHASE OF SHARES

             7.1              Company Authorized to Purchase or Redeem its
                              Shares
             7.2 & 7.3        Redemption of Shares

8            BORROWING POWERS

             8.1              Power of Directors
             8.2              Special Rights Attached to and Negotiability of
                              Debt Obligations
             8.3              Execution of Debt Obligations
             8.4              Register of Indebtedness

9            GENERAL MEETINGS

             9.1              Annual General Meetings
             9.2              Waiver of Annual General Meeting
             9.3              Calling of Meetings
             9.4              Notice of General Meetings
             9.5              Waiver of Notice

10           PROCEEDINGS AT GENERAL MEETINGS

             10.1             Quorum
             10.2             Lack of Quorum
             10.3             Chairman
             10.4             Alternate Director
             10.5             Adjournments
             10.6             Decisions by Sow of Hands or Poll
             10.7             Resolution Need Not be Seconded
             10.8             Chairman Shall Not Have Casting or Second Vote
             10.9             Manner of Taking Poll

PART         ARTICLE          SUBJECT

             10.10            Casting Votes
             10.11            Demand for Poll not to Prevent Continuance of
                              Meeting
             10.12            Retention of Ballots Cast on a Poll

11           VOTES OF MEMBERS

             11.1             Number of Votes Per Share or Member
             11.2             Votes of Persons In Representative Capacity
             11.3             Representative of a Corporate member
             11.4             Votes by Joint Holders
             11.5             Votes by Committee for a Member
             11.6             Appointement of Proxyholders
             11.7             Execution of Form of Proxy
             11.8             Deposits of Proxy
             11.9             Form of Proxy
             11.10            Validity of Proxy Vote
             11.11            Revocation of Proxy
             11.12            Registration to Prove Beneficial Ownership
             11.13            Provisions of this Part Applicable to Class
                              Meetings

12           DIRECTORS

             12.1             Number of Directors
             12.2             Remuneration and Expenses of Directors
             12.3             Qualification of Directors

13           ELECTION AND REMOVAL OF DIRECTORS

             13.1             Election at Annual General Meeting
             13.2             Eligibility of Retiring Director
             13.3             Continuance of Directors
             13.4             Election of Less than Required Number of Directors
             13.5             Filling a Casual Vacancy
             13.6             Additional Directors
             13.7             Alternate Directors
             13.8             Termination of Directorship
             13.9             Removal of Directors

14           POWERS AND DUTIES OF DIRECTORS

             14.1             Management of Affairs and Business
             14.2             Appointment of Attorney

15           DISCLOSURE OF INTEREST OF DIRECTORS

PART         ARTICLE          SUBJECT


             15.1             Disclosure of Conflicting Interest
             15.2             Voting and Quorum re Proposed Contract
             15.3             Director May Hold Office or Place of Profit with
                              Company
             15.4             Director Acting in Professional Capacity
             15.5             Director Recieving Remuneration from Other
                              Interests

16           PROCEEDINGS OF DIRECTORS

             16.1             Chairman and Alternate
             16.2             Meetings-Procedure
             16.3             Meetings by Conference Telephone
             16.4             Call and Notice of Meetings
             16.5             Waiver of Notice of Meetings
             16.7             Continueing Directors may Act During Vacancy
             16.8             Validity of Acts of Directors
             16.9             Resolution in Writing Effective

17           EXECUTIVE AND OTEHR COMMITTEES

             17.1             Appointment of Executive Committee
             17.2             Appoointment of committees
             17.3             Procedure at Meetings

18           OFFICERS

             18.1             President and Secretary Required
             18.2             Persons Holding More Than One Office and
                              Remuneration
             18.3             Disclosure of Conflicting Interest

19           INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

             19.1             Indemnification of Directors
             19.2             Indemnification of Officers, Employees, Agents
             19.3             Indemnification not Invalidated by Non-compliance
             19.4             Company May Purchase Insurance

20           DIVIDENDS AND RESERVES

             20.1             Declaration of Dividends
             20.2             Declared Dividend Date
             20.3             Proportionate to Number of Shares Held
             20.4             Reserves
             20.5             Reciepts from Joint Holders
             20.6             No Interest on Dividends

PART         ARTICLE          SUBJECT

             20.7             Payment of Dividends
             20.8             Capitalization of Undistributed Surplus

21           DOCUMENTS, RECORDS AND REPORTS

             21.1             Documents to be Kept
             21.2             Accounts to be Kept
             21.3             Inspection of Accounts
             21.4  & 21.5     Financial Statements and Reports

22           NOTICES

             22.1             Method of Giving Notice
             22.2             Notice to Joint Holder
             22.3             Notice to Personal Representative
             22.4             Persons to Recieve Notice

23           RECORD DATES

             23.1             Record Date
             23.2             No Closure of Register of Members

24           SEAL

             24.1             Affixation of Seal to Documents
             24.2             Mechanical Reproduction of Signatures
             24.3             Official Seal for Other Jurisdiction

25           DEATH OF SOLE DIRECTOR AND MEMBER

             25.1             Sole Member and Director to Designate Successor
             25.2 General Meeting to be Called to Elect Directors if Sole Directors Dies Without Successor
             25.3             Articles Apply Where There is More Than One
                              Director and Member
             25.4             Election of Successor not Invalidated by
                              Ommission to Give Notice of Meeting

26           PROHIBITIONS

             26.1             No Securities to be Offered to the Public
             26.2             Restrictions on Transfers of Shares



                            PROVINCE OF BRITISH COLUMBIA
                                 COMPANY ACT

                                  ARTICLES
                                    -of-
                              J.P.T. RESOURCES, LTD.

                            PART 1- INTERPRETATION

1.1               In these Articles, unless the context otherwise requires;

      (a) BOARD OF DIRECTORS or BOARD means the Directors of the Company for the time being;

      (b) THE ACT means the Company Act of the Province of Britsh Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

      (c) DIRECTORS means the Directors of the Company for the time being;

      (d)        MONTH means calendar month;

      (e)        ORDINARY RESOLUTION;has the meaning assigned thereto by The
                 Act;

      (f) REGISTER means the register of member to be kept pursuant to The Act;

      (g) REGISTRED ADDRESS of a member shall be his address as recorded in the register;

      (h) REGISTERED ADDRESS of a director means his address as recorded in the Companys register of Directors to be kept pursuant to The Act;

      (i) SEAL means the common seal of the Company, if the Company has one;

      (j)        SPECIAL RESOLUTION has the meaning assigned thereto by The
                 Act;

      (k) REGISTRAR means the Registrar of Companies for the Province of British Columbia appointed pursuant to The Act;

      (l) registrar means the registrar of the Companys shares appointed pursuant to Part 4 of these Articles;

      (m) SECURITIES ACT means the Securities Act of the Province of British Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to Act.

1.2 Expresssions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

1.3 Words importing the singular include the plural and vice versa; and words importing a male person include a female person and a corporation.

1.4 The definations in The Act shall with the necessary changes and so far as applicable apply to these Articles.

1.5 The regulartions contained in Table A in the First Schedule to The Act shall not apply to the company.

1.6 The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.

                   PART 2--SHARES AND SHARE CERTIFICATES

2.1 Every member is entitled, without charge to one certificate representing the share or shares of each class held by him or upon paying a sum not exceeding the amount permitted by The Act, as the Directors may from time to time determine, or several certificates each for one or more of those shares; provided that, in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if the shares are to be redeemed within one month of the date on which they were alloted. Any share certificate may the post by registered prepaid mail to the member entitled thereto at his registered address, and the Company shall not be liable for any loss occasioned to the member as a result of any share certificate sent being lost in the post or stolen.

2.2         If a share certificate;

      (a) is worn out or defaced, the Directors may, upon production to them of that certificate and upon other terms if any, as they may think fit, order the certificate to be cancelled and may issue a new certificate in lieu tehreof;

      (b) is lost, stolen, or destroyed, then upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate;
            or

      (c) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue registered in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate surrendered, the Company shall cancel the certificate surrendered and issue in place thereof certificates in accordance with the request.

A sum, if any, not exceeding that permitted by The Act, as the Directors may from time to time fix, shall be paid to the Company for each certificate issued under this Article.

2.3 Except as required by law or statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety in the registered holder.

2.4 Every share certificate shall be signed manually by at least one Officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, notwithsatnding that any person whose signature is printed or mechanically reproduced on a share certificate has ceased to hold the office that he is stated on the certificate to hold at the date of the issue of a share certificate.

2.5 Save as provided by The Act, the Company shall not give financial assistance by means of a loan, guarantee, the provision of security or otherwise for the purpose of or in connection with the purchase of or subscriptioon by any person for shares or debt obligations issued by the Company or an affiliate of the Company or upon the security, in whole or in part, of a pledge or other charge upon the shares or debt obligations issued by the Company or an affiliate of the Company.

2.6 Every share certificate issued by the Company shall be in a form as the Directors approve and shall comply with The Act.

2.7 The certificates for shares registered in the name of two or more persons shall be delivered to the person first named on the register.

2.8 The Company may issue warrants and options for the purchase of shares on terms and conditions and for consideration as the Directors may determine; and the Company may pay a commission to any person in consideration of his purchasing or procuring the purchase of a warrant or option.

                            PART 3 -- ISSUE OF SHARES

3.1 Subject to The Act and to any direction to the contrary contained in a resolution passed at a general meeting authroizing any increase of capital, the issue of shares shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company from the time being issued, allot or otherwise dispose of, and grant option on, shares authorized but not yet issued at times and to persons, including Directors, and in a manner and upon terms and conditions, and at a price or for a consideration, as the Directors, in their absolute discretion, may determine.

3.2 The Directors on behalf of the Company may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares with a par value in the company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any shares provided that the rate of the commission or discount shall not in the aggregate exceed 25% of the subscription price of the shares, or an amount equilivant to the percentage. The Company may also pay brokerage as may be lawful.

3.3 No share may be issued until it is fully paid by the receipt by the Company of the full consideration therefor in cash, property or past services actually performed for the Company. A document evidencing indebtedness of the person to whom the shares are alloted is not property for the purposes of this Article. The value of property and services for the purposes of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

                                     PART 4-- REGISTERS

4.1 The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by The Act, and may combine one or more of such registers. If the Companys capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotsments, or if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of share. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any trust company at any time and may appoint another trust company in its place.

4.2 Unless prohibited by The Act, the Company may keep or cause to be kept one or more branch registers of members at a place or places as the Directors may from time to time determine.

4.3 The Company shall not at any time close its register of members save and except as permitted by The Act.

4.4 The Company shall keep or cause to be kept within the Province of British Columbia in accordance with The Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of The Act, may keep or cause to be kept one or more brance registers of its debentureholders at a place or places as the Directos may from time to time determine and the Directors may by resolution, regularion or otherwise, make provisions as they think fit respecting the keeping of branch registers.

                          PART 5--TRANSFER AND TRANSMISSION OF SHARES

5.1 Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of the member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the companys share certificates or in any other form as the Directors may from time to time approve. Except to the extent that The Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof. If the Directors require, each instrument of transfer shall be in respect of only one class of share.

5.2 The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, Officers and agents to register, in the name of the transferee as named in the instrument of the transfer, the number of shares specified or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, Officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having a transfer registered, the number of shares specified int he instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3 Neither the Company nor any Director, Officer or agent shall be bound to enquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the
          Company for the purpose of having the transfer registered or be liable to any claim by such registred owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to the shares.

5.4 Every instrument of transfer shall be executed by the transferor and left at the registered office of the company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and other evidence as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registred shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate accompanied the same when tendered for registration.

5.5 There shall be paid to the Company in respect of the registration of any transfer a sum, if any, as the Directors may from time to time determine, not exceeding that permitted by The Act.

5.6 In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his
          interest in the shares.   Before recognizing any legal personal
          representative the Directors may require him to deliver to the Company the original or a court-certified copy of a Grant of Probate or Letters of Administration in British Columbia or other evidence and documents as the Directors consider appropiate in order to establish the right of the personal representative to the title to the interest in the shares to the deceased member.

5.7 Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by The Act and these Articles shall have been deposited with the Company This Article does not apply on the death of a member with respect to shares registered in his name and the name of another person in joint tenancy.

5.8 Any person becoming entitled to share in consequence of the death or bankruptcy of a member shall, upon documents and evidence being produced to the Company as The Act and these Articles require or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a Statute, has the right either to be registered as a member in his representative capacity in respect of the share, or, if he is a personal representative, instead of being registered himself, to make a transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

                             PART 6 --ALTERATION OF CAPITAL

6.1 The company may by either special or ordinary resolution filed with the Registrar amend its memorandum to increase the share capital of the Company by:

           (a) creating shares with par value or shares without par value, or both;

           (b) increasing the number of shares with par value or shares wtihout par value, or both;

           (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2 The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares withougt par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only to the extent, in the manner and with the consent of members holding a class of shares which is the subject of or affected by the alteration, as The Act provides.

6.3        The Company may alter its Memorandum or these Articles;

           (a) by special resolution, to create, define and attach special rights or restrictions to any shares, and

           (b) by special resulution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares and in each case by filing a certificed copy of the resolution with the Regsitrar but no right or speical right attached to any issued shares shall be predjudiced or interfered with unless all memebers holding shares of each class whose right or special right is prejudiced or interfered with unless all members holding shares of each class whose right or special right is prejudiced or interferred with unless all members holding shares of each class whose right or special right is prejudiced or interferred with consent thereto in writing, or unless a resolution consenting is passed at a seperate class meeting of the holders of the shares of each class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of the class.

6.4 Notwithstanding any consent in writing or resolution, no alteration shall be valid as to any part of the issued shares of any class unless the holders of all of the issued shares of the class either all consent in writing or consent by a resolution passed by the votes of members holding three-fourths of the shares.

6.5 Except as otherwise provided by conditions imposed at the time of the creation of any new shares or by these Articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the provisions of these Articles.

6.6 If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right or conversion attaching to any class of shares shall be submitted to any meeting of members unless, if required by The Act, the Office of the Superintendent of Brokers for British Columbia shall have consented to the resolution.

                           PART 7--PURCHASE AND REDEMPTION OF SHARES

7.1 Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the Directors and in compliance with The Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption of if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or from a bona fide employee or bona fide former employee, of the Company of an affiliate, or from his personal representative, or the company is purchasing the shares from dissenting members pursuant to the requirements of The Act, the Company shall make its offer to puchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.

7.2 If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to the class of shares, decide the manner in which the shares to be redeemed shall be selected.

7.3 Subject to the provisions of The Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of, or pay any dividend on those shares.

                         PART 8--BORROWING POWERS

8.1        The Directors may from time to time on behalf of the Company:

           (a) borrow money in a manner and amount, on any security, from any source and upon any terms and conditions;

           (b) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person; and

          (c) mortgage, charge, whether by way of specific or floating charge, or give other security in the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

8.2 Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

8.3 Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director of Officer of the company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appoionted by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and a bond, debenture or other debt obligation signed in that manner is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is staed on the bond, debenture or other debt obligation to hold at the date of the issue thereof.

8.4 If the Company is or becomes a reporting company, the Company shall keep or cause to be kept a register of its indebtedness to every Director or Officer of the Company or an assoicate of any of them in accordance with the provisions of The Act.

                               PART 9- GENERAL MEETINGS

9.1 Subject to Article 9.2 and to The Act, the first annual general meeting shall be held within 15 months from the date of incorporation and the following annual genearl meetings shall be held once in every calendar year at a time not being more than 13 months after the holding of the last preceding annual genearl meeting, and at a place as the Directors shall appoint. In default of the meeting being held, the meeting shall be called by any two members in the same manner as nearly as possible as that in which meetings are to be called by the Directors.

9.2 If the Company is not a reporting company and if all members entitled to attend and vote at the annual general meeting of the Company consent in writing each year to the business required to be transacted at the annual genearl meeting, that business shall be as valid as if transacted at an annual general meeting duly convened and held and, it is not necessary for the Company to hold an annual genearl meeting that year.

9.3 The Directors may, whenever they think fit, convene a genearl meeting. A general meeting, if requisitioned in accordance with The Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in The Act.

9.4 Not less than 21 days notice of any general meeting specifying the time and place of meeting and in case of special business, the general nature of that business shall be given in the manner mentioned in Article 22, or in such other manner, if any, as may be prescribed by ordinary resolution whether previous notice has been given or not, to any persons as may by law or under these Articles or other regulartions of the Company entitled to recieve the notice from the Company. But the accidental omission to give notice of any meeting to, or the non-reciept of any notice, by any person shall not invalidate any proceedings at that meeting.

9.5 Persons entitled to notice of a genearl meeting may waive or reduce the period of notice conveneing the meeting, by unamimous consent in writing, and may give such waiver before, during or after the meeting.

                               PART 10-PROCEEDINGS AT GENERAL MEETINGS

10.1 Subject to artile 10.2, a quorum shall be one member of one proxyholder, representing members holding not less than one-twentieth of the issued shares entitled to be voted at that meeting. If there is only one member of the Company, the quorum is one person present and being, or representing by proxy, such member.

10.2 If within one-half hour from the time appointed for a meeting a quorum is not present, the meeting, if convened by requisition of the members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week at a time and place determined by the Board of Directors. If at the adjourned meeting a quorum is not present within one-half hour from the time appointed, the members present shall be a quorum.

10.3 The Chairman of the Board, if any, or in his absence, the President of the Company, or their appointee, if approved by the shareholders, shall be entitled to presdie as Chairman at every general meeting of the Company.

10.4 If at any meeting neither the Chairman of the Board, if any, nor the President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as Chairman, the Directors present shall choose someone to be Chairman. If no Director be present or if all the Directors present decline to take the chair or shall fail to choose, the members present shall choose one of their number to be chairman.

10.5 The Chairman of the meeting may, with the consent of any meeting at which a quorum is present and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the
           adjournment took place.   When a meeting is adjourned for 30 days
           or more, seven days notice of the adjourned meeting shall be given, otherwise notice is not required.

10.6 Subject to the provisions of The Act, every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the Chairman or demanded by a member entitled to vote who is present in person or by proxy, and the Chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and the decision shall be entered in the book of proceeedings of the Company. A declaration by the Chairman that a resolution has been carried unamiously or by a particular majority, or lost or not carried by a particular majority, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

10.7 No resolution proposed at a meeting need be seconded and the Chairman of any meeting (provided he is entitled to vote) shall be entitled to move or second a resolution, without the necessity of relinquishing the chair.

10.8 In case of an equality of votes at a general meeting, the Chairman shall not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which he may be entitled as a member.

10.9 No poll may be demanded on the election of a Chairman. A poll demanded on a question of adjournment shall be taken forthwith.
           A poll demanded on any other question shall be taken as soon as, in the opinion of the Chairman, is reasonably convenient, but in no event later than seven days after the meeting and at a time and place and in a manner as the Chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote, the decision of the Chairman made in good faith shall be final and conclusive.

10.10 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.11 A demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

10.12 Every ballot cast upon a poll, and every proxy appointing a proxyholder who cast a ballot upon a poll, shall be retained by the Secretary for at least three months and be subject to inspections as The Act may provide.

                        PART 11--VOTES OF MEMBERS

11.1 Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise his vote either in person or by proxy.

11.2 Any person who is not registered as a member but is entitled to vote as any general meeting in respect of a share, may vote the share in the same manner s if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

11.3 Any corporation, not being a subsidiary of the company which is a member of the Company, may by resolution of its Directors or other governing body authorize any person as it thinks fit to act as its representative at any general meeting or class meeting. The person authorized shall be entitled to exercise in respect of and at the meeting the same powers on behalf of the corporation, which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by the resolution, to appoint a proxyholder to represent the corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

11.4 In the case of joint registered holders of a share, the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered hohlders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

11.5 A member, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his commmittee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and his committee, curator bonis, or other person may appoint a proxyholder.

11.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him
           on the same occasion.   If a member should appoint more than one
           proxyholder for the same occasion, he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

11.7 A proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the Company if:

           (a)   the company is at the time a reporting company; or

           (b)   the member appointing the proxyholder is a corporation; or

           (c)   the Company shall have at the time only one member; or

           (d) the persons present in person or by proxy and entitled to vote at the meeting by resolution permit the proxyholder to attend and vote; for the purpose of the resolution, the proxyholder shall be counted int he quorum but shall not be entitled to vote;

and in all other cases, a proxyholder must be a member.

11.8 Unless the directors otherwise determine, the instrucment appointing a proxyholder and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy shall be deposited at a place specified for that purpose in the notice convening the meeting not less than forty-eight hours before the time for holding the meeting at which the proxyholder proposes to vote, or shall be deposited with the Chairman of the meeting prior to commenceement of the meeting.

11.9 Unless The Act or any other statute or law which is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the Directors or the chairman of the meeting shall approve:

                         (Name of Company)

           The Undersigned, being a member of the above named Company, hereby appoints or failing him as proxyholder for the undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the day of and at any adjournement thereof.

           Signed this ________ day of _______________ 19__.

11.10 A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notifiaction in writing of the death, incapacity, revocation or transfer shall have been recieved at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

11.11      Every proxy may be revoked by an instrument in writing;

           (a) executed by the member giving the same or by his attoreny authroized in writing or, where the member is a corporation, by its duly authorized officer or attorney of the corporation; and

           (b) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment before any vote in respect of which the proxy is to be used shall have been taken;

           or in any other manner provided by law.

11.12 If and for as long as the Company shall be a reporting company and before permitting a registrant to vote on a resolution or motion proposed at a meeting of the Company, the chairman of the meeting may require the registrant (or his proxyholder, as the case may be) to produce evidence in writing acceptable to the chairman (in the form of a statutory declaration or otherwise) that the registrant:

           (a)  is the beneficial owner of the share; or

           (b) has complied with The Act vis-a-vis the beneficial owner of the share.

11.13 The provision of this Part shall be applicable mutatis mutandis to class meetings.

                                PART 12 -- DIRECTORS

12.1 The subscribers of the Memorandum of the Company are the first Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or in not appointed, they shall be elected by the members entitled to vote on the election of Directors and the number of Directors shall be the same as the number of Directors appointed or elected. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice has been given or not, but the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

12.2 The renumeration of the Directors as such may from time to time be determined by the Directors of, if the Directors shall decide, by
          the members.   The renumeration may be in addition to any salary
          or other remuneration paid to any Officer or employee of the Company as such who is also a Director. The Directors shall be repaid reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Companys business, he may be paid a remuneration to be fixed by the Board, or, at the option of the Director, by the Company in general meeting, and the remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to recieve. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any gratuity, pension or allowance.

12.3 A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by The Act, to become or act as a Director.

                              PART 13--ELECTION AND REMOVAL OF DIRECTORS

13.1 At each annual general meeting of the Company all Directors shall retire and the members entitled to vote shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by the members who are entitled to attend and vote at this annual general meeting shall be deemed for the purpose of this Part to have been held on the written consent becomeing effective.

13.2       A retiring Director shall be eligible for re-election.

13.3 Where the Company fails to hold an annual general meeting in accordance with The Act, the Directors then in office shall be deemed to ahve been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4 If, at any general meeting at which an election of Directors out to take place, the places of the retiring Directors are not filled up, those of the retiring Directors as may be requested by the newly elected Directors shall, if willing, continue in office until further new Directors are elected at a general meeing specially convened for that purpose or at the annual general meeting in the next or some subsequent year, unless it is determined to reduce the number of Directors.

13.5 Any casual vacancy occuring in the Board of Directors may be filled up by the remaining Directors or Director.

13.6 Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors, but not more than one-third of the number of Directors elected or appointed at the last annual general meeting at which Directors were elected. Any Director appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at the meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

13.7 Any Director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of the person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of the instrument to the Company. Every alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting which the person appointing him is not personally present, and, if he is a Director, to have a seperate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the
           appointment of an alternate appointed by him.   The remuneartion
           payable to an alternate shall be payable out of the remuneration of the Director appointing him.

13.8       The office of Director shall be vacated if the Director;

           (a) resigns his office by notice in writing delivered to the registered office of the Company; or

           (b)  ceases to be qualified to act as a Director pursuant to The Act.

13.9 The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

                        PART 14--POWERS AND DUTIES OF DIRECTORS

14.1 The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all powers of the Company as are not, by The Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

14.2 The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for purposes, and with powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of Officers and the power to declare dividends) and for a period, with remuneration and subject to conditions as the Directors may think fit, and any appointment may be made in favour of any of the Directors or any of the members of the Company or in favour of any corporation, or of any of the members, Directors, nominees or managers of any corporation, firm or joint venture and any powerof attorney may contain provisions fo the protection or convienence of persons dealing with the attorney as the Directors may think fit. Any attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

                          PART 15- DISCLOSURE OF INTEREST OF DIRECTORS

15.1 A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property, directly or indirectly, where a duty or interest might be created to conflict with his duty or interest as a Director, shall declare the nature and extent of his interest in the contract or transaction or of the conflict with his duty and interest as a Director in accordance with the provisions of The Act.

15.2 A Director shall not vote in respect of the approval of any contract or transcation with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which the vote is taken. This Article and Article 15.1 shall not apply in circumstances where a Director is, under the provisions of The Act, deemed not to be interested in a proposed contract or transaction.

15.3 A Director may hold office or place of profit with the Company (other than the office of auditor of the Company) in conjunction with his office of Director for a period and on terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of The Act, no contract or transaction entered into by or on behalf of the Company in which a Director is an any way interested shall be liable to be voided by reason thereof.


15.4 Subject to compliance with the provisions of The Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

15.5 A Director may be or become a Director or other Officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of The Act, the Director shall not be accountable to the Company for any remuneration or other benefits recieved by him as Director, Officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.

                      PART 16- PROCEEDINGS OF DIRECTORS

16.1 The Chairman of the Board, if any, or in his absence, the President, shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the board or neither the Chairman of the Board nor the Presidetn is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

16.2 The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at a place, at a time and upon notice (if any) as the Board may by resolution from time to time determine.

16.3 A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communication facilities by means of which all Directors participating in the meeting can hear each other. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting, to have agreed, shall be counted int he quorum and be entitled to speak and vote.

16.4 A Director may at any time, and the Secretary, upon the written request of a Director, shall call a meeting of the Directors. Notice specifying the time and place of the meeting shall be mailed, postage prepaid, addressed to each of the Directors at his registered address at least 48 hours before the time fixed for the meeting or a lesser period as may be reasonable under the circumstances, or the notice may be given to each Director either personally or by leaving it at his usual business or residential address or by telephone, telegram, telex or other method of transmitting visually recorded messages, at least 48 hours before the time or the lesser period as may be reasonable under the circumstances. It shall not be necessary to give any Director notice of a meeting of Directors at which the Director shall have been appointed. Accidental omission to give notice of a meeting of Directors to, or the non-receipt of notice by, any Director, shall not invalidate the proceedings at that meeting.

16.5 Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw the waiver with respect to future meetings. After filing the waiver with respect to future meetings and until the waiver is withdrawn no notice need be given to the Director and, unless the Director otherwise requires in writing to the Secretary, to his alternatie Director of any meeting of Directors and all meetings of the Directors held shall be deemed to be properly called or constituted even though notice was given to the Director or alternative Director.

16.6 The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not fixed shall be two Directors or, if the number of Directors is fixed at one, shall be one Director.

16.7 The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continueing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

16.8 Subject to the provisions of The Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any Directors or of the members of a committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every person had been duly elected or appointed and was qualified to be a Director.

16.9 A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held. A resolution shall be dated and may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. The resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective ont he date stated on the resolution or on the latest date stated on any counterpart.


                          PART 17-- EXECUTIVE AND OTEHR COMMITTEES

17.1 The Directors may by resolution appoint an Executive Committee to consist of a member or members of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, the Committee or any other committees of the Board and any other powers as may be specified in the resolution. The committee shall keep regular mintues of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at times as the Board of Directors may from time to time require The Board shall have the power at any time to revoke or override the authority given to or acts done by the Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of the Committee and to
           fill vacancies in it.   The Committee may make rules for the
           conduct of its business and may appoint assistants as it may deem necessary. A majority of the members of the Committee shall constitute a quorum.

17.2 The Directors may by resolution appoint one or more committees consisting of a member or members of their body as they think fit and may delegate to any committee between meetings of the Board those powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove Officers appointed by the Board) subject to conditions as may be prescribed in the resolution, and all committees appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report to the Board of Directors as
           the Board of Directors may from time to time require.   The
           Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any committees except as to acts done before such revocation or overriding and to terminate the apointment or change the membership of a
           committee and to fill vacanies in it.   Committees may make
           rules for the conduct of their business and may appoint assistants as they deem necessary. A majority of the members of a committee shall constitute a quorum.

17.3 The Executive Committee and any other committees may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes, the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of the Committee duly called and constituted. A resolution shall be dated and may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. The resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated on the resolution oron the latest date stated in any counterpart.

                             PART 18--OFFICERS

18.1 The Directors shall, from time to time, appoint a President and a Secretary and any other officers as the Directors shall determine and the Directors may, at any time, terminate any appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of The Act.

18.2 One person may hold more than one of the offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member.
           Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; the remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means of all of these modes and an officer may in addition to the remuneration be entitled to revieve after he ceases to hold the office or leaves the employment of the Company a pension or gratuity. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon terms and conditions and with restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Act.

18.3 Every officer of the Company who holds any office or possesses any property, whether directly or indirectly, where duties or interest might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and nature and extent of the conflict.

                          PART 19--INDEMNITY AND PROTECTION
                         OF DIRECTORS, OFFICERS AND EMPLOYEES

19.1 Subject to the provisions of The Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any former director against all costs, charges and expense, including an amount paid to settle an action or satisfy a judgement, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgement based in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or hving been a Director including any action brought by the Company. Each Director of the Company on being elected or appointed shall be deemed to ahve contracted with the Company on the terms of his indemnity.

19.2 Subject to the provisions of The Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company of the corporation. In addition, the Company shall indemnify the Secretary or an Assistant Secretary of the Company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director) and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by The Act or these Articles.

19.3 The failure of a Director or officer of the Company to comply with the provisions of The Act or of the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

19.4 The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or waas a shareholder and his heirs or personal representatives against any liability incurred by him as a Director, officer employee or agent.

                        PART 20--DIVIDENDS AND RESERVE

20.1 The Directors may from time to time declare and authorize payment of dividends as they may deem advisable and need not give notice to any member. No dividend shall be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of the funds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to a distribution the Directors my settle the difficulty as they think expedient, and in particular may fix the value for distribution of the specific assets or any part, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value fixed in order to adjust the rights of all parties and may vest any specific assets in trustees for the persons entitled to the dividend as may seem expeditent to the Directors.

20.2 Any dividend declared on shares of any class by the Directors may be made payable on a date as is fixed by the Directors.

20.3 Subject to the rights of members holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of shares held.

20.4 The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends a sum as they think proper as a reserve which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the funds of the Company may be properly applied, and pending the application may, at the like discretion, either be employed in the business of the Company or be invested in investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to distribute.

20.5 If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

20.6 No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment and the payment shall be deemed to be payment in full.

20.7 Any dividend, bonus or other money payable in cash in respect of shares may be paid by cheque or money order sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register, or to a person and to an address as the holder or joint holders may direct in writing. Every cheque or money order shall be made payable to the order of the person to whom it is sent. The mailing of the cheque or money order shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted), discharge all liablility for the dividend, unless the cheque or money order shall not be paid on presentation or the amount of tax deducted shall not be paid to the appropiate taxing authority.

20.8 Notwithstanding anything contained in these Articles, the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing all or any part of the undistributed surplus on hand.

                           PART 21--DOCUMETNS, RECORDS AND REPORTS

21.1 The Company shall keep at its records office or at any other place as The Act may permit, the documents, copies, registers, minutes and records which the Company is required by The Act to keep at its records offices or any other place, as the case may be.

21.2 The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order to record the financial affairs and condition of the Company and to comply with The Act.

21.3 Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting reccords of the Company.

21.4 The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting the financial statements and reports as are required by The Act.

21.5 Every member shall be entitled to be furnished, once, gratis, on demand, with a copy of the latest annual financial statements of the Company and, if so required by The Act, a copy of each annual financial statement and interim financial statement shall be mailed to each member.

                              PART 22--NOTICES

22.1 A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter or envelope containing the notice, statement or report was addressed, prepaid and mailed shall be conclusive evidence of mailing.

22.2 A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

22.3 A notice, statement or report may be given or delivered by the Company to the persons entitled to share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by the persons claiming to be entitled, or (until the address has been supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occured.

22.4 Notice of every general meeting or meeting of members holding a class of shares shall be given to every member.

                         PART 23---RECORD DATES

23.1 The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by The
           Act preceding the date of any meeting of members or any class or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of members entitled to notice of, or to attend and vote at, any meeting and any adjournment, or entitled to recieve payment of any dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date fixed shall be deemed to be members for the purposes aforesaid.

23.2 Where no record date is fixed for the determination of members, the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

                            PART 24-- SEAL

24.1 The Directors may provide a seal for the Company and shall provide for the safe custody of the seal which shall not be affixed to any instrument execpt in the presence of a Director or a person or persons as the Directors may from time to time by resolution appoint and the Director, or person or persons whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any Director or Officer.

24.2 To enable the seal of the company to be affixed to any bonds, debentures, share certificates, or other securities of the company on which facsimiles of any of the signatures of the Directors of officers of the Company are, in accordance with The Act and these Articles printed or otherwise mechanically reproduced, there may be delivered to the firm or company employed to engrave, lithograph or print the bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Companys seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, a Assistant Secretary, an Assistant Treasurer, or an Assistant Secretary-Treasurer may by a document authorize the firm or company to cause the Companys seal to be affixed to the bonds, debentures, share certificates or other securities by the use of the dies. Bonds, debentures, share certificates or other securities to whic the Companys seal has been affixed for all purposes be deemed to be under and to bear the Companys seal lawfully affixed.

24.3 The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the Province, State, Territory or Country where it is to be used.

                        PART 25--DEATH OF SOLE DIRECTOR AND MEMBER

25.1 In the event that the Company has only one member (exclusive of the Company, if the Company shall be the owner of issued shares of the Company), and if the member is the only Director of the Company, then he may from time to time file at the records office of the Company a notice in writing designating one or more persons to act as Directors in the event of his death. The notice shall be accompanied by the written consent of the designated persons to act as and to be Directors of the Company. Upon the death of the Director 9and provided that at the date of the death no other person is a member of the Company and no other person is a Director of the Company), each person designated as a Director as aforesaid shall be deemed to have been duly elected as a Director of the Company as of the date of death of such deceased directors; provided, however, that the election or appointment of a person designated as aforesaid shall be invalid and of no effect in the event of his rescinding his consent to be or to act as a Director or in the event of his being disqualified from being or acting as a Director.

25.2 In the event that a sole Director fails to appoint a successor pursuant to Article 25.1 (or having designated a person pursuant to Article 25.1, the person fails or refuses to act as a Director or is otherwise disqualified from acting as or being a Director, and in the event of the death of the Director at a time when he is still the sole member of the Company (exclusive of the Company, if the Company shall be the owner of issued shares of the Company):

           (a)  A general meeting of the Company may be convened by:

                i)   the solicitor or auditor for the Company; or

                ii) any person entitled as at the intended date of the meeting to apply for Letters Probate of the last Will of the deceased member (if he died testate); or

                iii) the person first entitled as at the intended date of the meeting to apply for Letters of Administration of the estate of the deceased member (whether or not he in fact died intestate);

          (b) Notice of such meeting shall be given no less than twenty-one days before the intended date of the meeting to:

                i) all persons named as beneficiaries in the last will (if any) of the deceased member (whether or not letters probate have been granted in respect of such will);

                ii) all persons who would be entitled to share in the estate of the deceased member if he had died intestate (whether or not he in fact died intestate);

                iii) the parent or guardian of any person referred to in i) or ii) above who is an infant as at the intended date of the meeting; and

                iv) if any of the persons referred to in i) or ii) above shall be a class of persons whose identity cannot be readily ascertained, then to a solicitor acting on behalf of the class;

          (c) At the general meeting, the persons named in (b) above who are personally present at the meeting shall be entitled, upon unanimous vote, to determine the number of Directors of the Company and to elect Directors of the Company;

          (d) The persons elected Directors of the Company pursuant to this Article 25.2 shall have authority to manage the business of the Company; but, while the persons are Directors of the Company, they shall not suffer nor permit any of the following until at least one hundred and twenty days following the transmission of the sahres of the deceased member to his lawful representative (having Letters Probate or Letters of Administration in British Columbia) without first obtaining an Order of the Supreme Court of British Columbia approving the same:

              i) the sale, allotment or issuance by the Company of any issued or unissued shares;

              ii) the issuance by the Company of any bonds, debentures, warrants or options to purchase shares;

              iii) any agreement by the Company to allot or issue shares, debentures, warrants or options to purchase shares (whether issued or unissued)

              iv) the purchase or redemption by the Company of any of its shares or any agreement by the Company to purchase or redeem any of tis shares;

              v) the alteration of the Companys Memordandum or Articles; or

              vi) the sale by the Company of the whole or a substantial part of its business or undertaking.

25.3 The provisions of Articles 25.1 and 25.2 shall apply mutatis mutandis in the event of there being more than one Director and member and in the event of the death of all members and Directors without other provision having been made for the appointment of successor Directors.

25.4     The accidental omission to give notice to a person specified in
         Article 25.2(b) shall not invalidate the election of Directors pursuant to 25.2(c).

                             PART 26--PROHIBITIONS

26.1 If the Company is not a reporting company, no shares or debt obligations issued by the Company shall be offered for sale to the public, except under the limited circumstances provided for pursuant to the Securities Act, its regulations and rules.

26.2 If the Company is not a reporting company, no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to consent to any proposed transfer.



/s/   Michael L. Seifert
-------------------------
MICHAEL L. SEIFERT
4480 Ross Crescent
West Vancouver, B.C.
Solicitor


DATED the 12th day of February, 1997.